Fees Summary	Sep. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 224,143,578
Previously Paid Amount	0
Total Fee Amount	34,316.38
Total Offset Amount	0
Net Fee	$ 34,316.38